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                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549



                                 FORM 8-K

                              CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934



   DATE OF REPORT (Date of earliest event reported) FEBRUARY 13, 2001
                         COMMISSION FILE NO. 1-7434




                             AFLAC INCORPORATED
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its Charter)




        GEORGIA                                           58-1167100
--------------------------------                  -------------------------
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                      Identification Number)




                   1932 WYNNTON ROAD, COLUMBUS, GEORGIA 31999
             -----------------------------------------------------
             (Address of principal executive offices and zip code)



     Registrant's telephone number, including area code:  (706) 323-3431










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ITEM 5.  OTHER

     AFLAC Incorporated announced on February 13, 2001 that the board of directors declared a two-for-one stock split. The stock split will be payable on March 16, 2001, to shareholders of record at the close of business on February 27, 2001. Shareholders will receive one additional share for each share held on the record date.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements:

          Not applicable.

     (b)  Pro forma financial information:

          Not applicable.

     (c)  Exhibits:

          99 - News release from AFLAC Incorporated dated February 13, 2001.




































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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AFLAC INCORPORATED



Date:  February 13, 2001                /s/ Kriss Cloninger, III
      -------------------------        -----------------------------------
                                            KRISS CLONINGER, III
                                         Executive Vice President;
                                              Treasurer and
                                          Chief Financial Officer




Date:  February 13, 2001                /s/ Norman P. Foster
      -------------------------        -----------------------------------
                                            NORMAN P. FOSTER
                                         Executive Vice President,
                                            Corporate Finance
































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EXHIBITS FILED WITH CURRENT FORM 8-K:

     99 - News release from AFLAC Incorporated dated February 13, 2001.